Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,383,843.80
Previously Paid Amount	1,718.62
Total Fee Amount	1,848.31
Total Offset Amount	0.00
Net Fee	$ 129.69